EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R Steve Creamer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of EnergySolutions, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of EnergySolutions, Inc.

May 13, 2008

By:	/s/ R STEVE CREAMER
R Steve Creamer, Chairman of the Board and Chief Executive Officer

I, Philip O. Strawbridge, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of EnergySolutions, Inc. on Form 10-Q for the fiscal year ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of EnergySolutions, Inc.

May 13, 2008

By:	/s/ PHILIP O. STRAWBRIDGE
Philip O. Strawbridge, Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to EnergySolutions, Inc. and will be retained by EnergySolutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.